EXHIBIT 99.1

                          PERIODIC REPORT CERTIFICATION


In connection with the Renegade Venture (Nev.) Corporation (the "COMPANY") Quarterly Report on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Robert J. Scott, Chief Financial Officer of the Company, certify pursuant to 18U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Robert I. Scott
---------------------------
Chief Financial Officer
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In connection with the Renegade Venture (Nev.) Corporation (the "COMPANY")
Quarterly Report on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Ian Herman, Chief Executive Officer of the Company, certify pursuant to 18U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Ian Herman
---------------------------
Chief Executive Officer